SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2008

TAMALPAIS BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Las Gallinas Ave, San Rafael California		94903
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2008 the Board of Directors of Epic Bancorp (the “Registrant”), based on a recommendation from its Compensation Committee, awarded stock options to certain executive officers pursuant to the 2005 Incentive Stock Option Plan. The stock options were granted based on the closing stock price on June 11, 2008. Mark Garwood, Chief Executive Officer of the Registrant, received options to purchase 12,500 shares and Michael Moulton, Chief Financial Officer of the Registrant, received options to purchase 5,500 shares. The options issued have a strike price of $12.35 per share and vest over a five year period with 20 percent vesting on each anniversary date of the grant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

At the 2008 Annual Meeting of Shareholders on June 9, 2008 the Shareholders of the Registrant elected to amend the Registrant’s Articles of Incorporation and Bylaws to change the name of the Registrant from Epic Bancorp to Tamalpais Bancorp. Amended Articles of Incorporation indicating the new name of Tamalpais Bancorp were filed with the Secretary of State of California and became effective on June 10, 2008.

Item 8.01 Other Events.

On June 13, 2008 the Registrant issued a press release announcing that the name of the Registrant has been changed from Epic Bancorp to Tamalpais Bancorp and that the Registrant has applied with NASDAQ to change the trading symbol of the Registrant from EPIK to TAMB.

The press release incorporated herein as Exhibit 99.1 is not filed but furnished pursuant to Regulation FD.

On June 11, 2008 the Board of Directors of the Registrant awarded stock options to certain Directors pursuant to the Amended and Restated 2003 Non-Employee Directors’ Stock Option Plan. The stock options were granted based on the closing stock price on June 11, 2008. Directors Allan Bortel, Dr. Carolyn Horan, Paul Schaeffer, Richard Smith each received options to purchase 2,500 shares. Director Evelyn Dilsaver received options to purchase 7,500 shares. The options issued have a strike price of $12.35 per share and vest over a five year period with 20 percent vesting on each anniversary date of the grant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

3(i)	Articles of Incorporation
3(ii)	Bylaws
99.1	Press Release dated June 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2008	TAMALPAIS BANCORP

/s/ Michael E. Moulton

Michael E. Moulton, Chief Financial Officer
(Principal Financial Officer)